UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   March 17, 2003

CBRL GROUP, INC.

Tennessee

0-25225

62-1749513

(State or Other Jurisdiction

(Commission File Number)

(I.R.S. Employer

of Incorporation)

 Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

 (615) 444-5533

#

Item 9.  Regulation FD Disclosure

On March 17, 2003, in connection with the filing of the Form 10-Q of the Company for the quarterly period ended January 31, 2003 (the "Report"), each of Michael A. Woodhouse, President and Chief Executive Officer, and Lawrence E. White, Senior Vice President, Finance and Chief Financial Officer, of the Company certified, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 17, 2003

CBRL GROUP, INC.

By:

/s/James F. Blackstock

Name:

James F. Blackstock

Title:

Senior Vice President, General

Counsel and Secretary